UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2011

____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 338-9119
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 10, 2011, the stockholders of National Instruments Corporation (“NI”) approved an amendment (the “Amendment”) to NI’s 1994 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares.  The Company’s Board of Directors had approved the Amendment on January 21, 2011, subject to stockholder approval.

The 1994 Employee Stock Purchase Plan, as amended, is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the NI annual meeting of stockholders held on May 10, 2011, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of three years, or until his successor is duly elected and qualified.

Proposal 1: Election of Directors	Votes For	Votes Withheld	Broker Non Votes
Jeffrey L. Kodosky	85,115,017	17,820,870	10,773,386
Dr. Donald M. Carlton	84,926,281	18,009,606	10,773,386
John K. Medica	101,552,284	1,383,603	10,773,386

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker-Non Votes
Proposal 2: To increase the number of shares reserved under NI’s 1994 Employee Stock Purchase Plan by 3,000,000 shares	102,030,954	830,920	74,013	10,773,386
	Votes For	Votes Against	Abstentions	Broker-Non Votes
Proposal 3: To ratify the appointment of Ernst & Young as NI’s independent registered public accounting firm for the fiscal year ending December 31, 2011	113,417,698	241,628	49,947	0
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: Advisory resolution on executive compensation	101,345,776	1,299,601	290,510	10,773,386

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Proposal 5: Advisory vote on the frequency of future advisory votes on executive compensation	46,854,048	2,848,189	53,143,502	90,148	10,773,386

Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, NI has adopted a policy to hold an advisory vote on executive compensation every three years.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.		Description

10.1		1994 Employee Stock Purchase Plan, as amended.*
	*	Incorporated by reference to Exhibit A of the National Instruments Corporation proxy statement dated and filed on March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ DAVID G. HUGLEY
David G. Hugley Vice President & General Counsel; Secretary

Date:  May 16, 2011